NASDAQ: FNJN Investor Presentation October 2018 NASDAQ: FNJN 1 © 2018 Finjan Holdings, Inc. ALL RIGHTS RESERVED

2 NASDAQ: FNJN Safe Harbor Statement The following presentation is prepared as of October 2018 and development of a liquid trading market for our securities and other outlines matters for informational purposes only. This document factors described under Item 1A, “Risk Factors,” as set forth in does not constitute an offer to sell or a solicitation of an offer to the Company’s Annual Report on Form 10-K filed on March 14, buy any securities of Finjan Holdings, Inc. (“Finjan”, “we” or “us”). 2018 or Quarterly Report on Form 10-Q filed with the SEC and any subsequent quarterly or current reports. This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as The Company will continue to file annual, quarterly and current amended, and Section 21E of the Securities Exchange Act of reports, proxy statements and other information with the SEC. 1934, as amended. These statements include statements Forward looking statements speak only as of the dates specified regarding our expectations, intentions, beliefs and projections in such filings or presentations. Except as expressly required about our future results, performance, prospects and under federal securities laws and the rules and regulations of the opportunities. These statements can be identified by the fact that Securities and Exchange Commission, we do not undertake any they do not relate strictly to historical or current facts or by the obligation to update any forward-looking statements to reflect use of words such as “anticipate,” “believe,” “could,” “estimate,” events or circumstances arising after any such date, whether as a “expect,” “intend,” “may,” “plan,” “project,” “potential,” “should,” result of new information or future events or otherwise. You “will,” “will be,” “would,” the negative of these terms and similar should not place undue reliance on the forward-looking expressions, but this is not an exclusive way of identifying such statements included in this presentations or that may be made statements. Readers are cautioned that forward-looking elsewhere from time to time by us, or on our behalf. All forward- statements are not guarantees of future performance. Our actual looking statements attributable to us are expressly qualified by results, performance and achievements may differ materially from these cautionary statements. those expressed in, or implied by, the forward-looking statements Our filings with the SEC are available to the public on, and may contained in this presentation as a result of various risks, be reviewed at, the SEC’s internet website www.sec.gov and on uncertainties and other factors. Important factors that could cause Finjan’s web site www.finjan.com. You may also read and copy our actual results to differ materially from our expectations any document that Finjan files with the SEC at the SEC’s Public include, without limitation, our ability to execute our business Reference Room, 100 F Street, N.E., Washington, D.C. 20549. plan, the outcome of pending or future enforcement actions, our Please call the SEC at 1-800-SEC-0330 for further information on ability to expand our technology portfolio, the enforceability of our the Public Reference Room and their copy charges. patents, the continued use of our technology in the market, the 2 © 2018 Finjan Holdings, Inc. ALL RIGHTS RESERVED

NASDAQ: FNJN Strong Cash Position; Sustained Revenue Growth ROE 56% 90000 $83,200 80000 * ROE 49% $65,014 70000 60000 EPS $50,484 $1.31 50000 $41,169 40000 EPS ROE (12%) ROE 7% $0.90 30000 $17,505 ROE (18%) $18,115 20000 $13,678 EPS $4,998 $6,101 $4,687 10000 $0.02 0 2014 2015 2016 2017 1H 2018 Cash Revenue *Includes redemption and retirement of $13.6M remaining Series A-1 Preferred Shares 3 © 2018 Finjan Holdings, Inc. ALL RIGHTS RESERVED

finjan Cybersecurity
NASDAQ: FNJN

# Finjan Investment Highlights

1

## Fundamental and Comprehensive Cybersecurity Patent Portfolio
- More than 50 organically-grown Finjan patents issued and pending worldwide
- Enhanced by acquisition of 90+ complementary patents from IBM, Trend Micro, others
- Outstanding track record of patent validity

2

## Successful Licensing & Enforcement History
- 20+ licensees and over $350M (cash value) in license fees generated to date
- Recent deals with security industry leaders – Symantec, Carbon Black, Trend Micro

3

## Increasing Demand as Cybersecurity Market Expands
- Cybersecurity is now a ~$100B market and growing rapidly
- Active pipeline of more than 30 prospective licensees

4

## Significant Financial Momentum
- First half 2018 revenue of $82.3M
- $65M in cash, zero debt, no preferred equity

5

## Multiple Growth Opportunities
- Continued runway in core market
- Active patent acquisition programs with major corporations (Finjan Blue)
- Expanding core expertise in patent monetization to 3rd parties giving rise to new revenue streams

6

## Outstanding Management Team
- Viewed as industry leaders in IP management: both corporation and management team
- Defined industry standard best practices in licensing

4
© 2018 Finjan Holdings, Inc. ALL RIGHTS RESERVED

NASDAQ: FNJN Trend Micro (IBM) +18 Patents 20+ Years at Finjan Blue I & II +71 Patents the Center of Cybersecurity Finjan Technology & Patent Licensing Software & Malicious Code M86/Trustwave Innovation Fund NASDAQ: FNJN Finjan Mobile Cyberisk Advisory Finjan Blue Hardware Research Center Merger (JVP) Services IBM 5 © 2018 Finjan Holdings, Inc. ALL RIGHTS RESERVED

finjan Cybersecurity
NASDAQ: FNJN

# Finjan's Cybersecurity Businesses

## IP Licensing

Portfolio of landmark cybersecurity patents resulting from internal R&D, in-house product development and strategic partnerships

Patents cover core functionality and features used in modern security architectures

**90%+** OF TOTAL REVENUES

## Finjan Mobile

InvinciBull™ security app protects consumer's mobile devices from the internet's malicious content; incorporates Finjan patented technologies

Protecting mobile devices in the workplace while securing personal and corporate data

## Investments in Innovation

$5M commitment to innovation fund managed by Jerusalem Venture Partners (JVP)

Limited Partner in early-stage cybersecurity technology companies alongside Cisco, Qihoo360, and Alibaba

## Cybersecurity Advisory Services

CybeRisk™ Security Solutions Ltd. based in Palo Alto

Risk assessment & risk advisory services tailored to meet compliance and governance needs from "server room to the board room"

6
© 2018 Finjan Holdings, Inc. ALL RIGHTS RESERVED

NASDAQ: FNJN 5-Step Licensing Due Diligence Finjan researches each company, learns Process & Best about products, and compares their Practices offerings to Finjan’s patented technologies Notice October 4, 2013 h Mike Smit unsel General Co Inc. Company, Address ip City State Z tents Security Pa s Network Re: Finjan’ nt ith, injan’s pate We approach each company with a history ear Mr. Sm ntered on F D sion ce our iness discus es to secure Y in a bus and resourc COMPAN ime, effort dication of to engage mount of t e of this de am writing siderable a s. Becaus tented I pent a con eign patent lieve our pa injan has s .S. and for ogies we be portfolio. F ons with U ng technol ity inventi ing enabli se. work secur to develop atory licen net mmitment a compens ks es and co thus merit lto Networ resourc value and ieve Palo A with ions have ion, we bel provide you contribut investigat ntended to ensing prehensive s letter is i ent and lic ing a com patents. Thi enforcem one fter conclud f Finjan’s ogies, our mplicates A g several o nted technol chnology i is infringin on our pate etwork’s te chnology ation alo Alto N te Finjan, inform e of how P kground on ive exampl bac representat ties, and a activi s. jan’s patent of Fin network injan , web, and f History of F endpoint he state- 1. A Brie ioneer in the ed define t zed as a p ducts help injan n is recogni ons and pro livery. F Finja y innovati ious code de ounded in 1997, y technolog and malic etecting F njan’s earl intrusions pable of d of of Finjan, our technology, our patents and ustries. Fi g software ogies ca umbrella y ind ectin technol r the securit ng and defl ve security oday unde for detecti of proacti recognized t picious of-the-art eveloping ity threats tifying sus er in the d ine secur nts by iden etworks to as the pione merging onl and endpoi orporate n w wn and e networks d through c tructure ously unkno ies protect internet an urity infras previ e technolog d over the are and sec are.” Thes nt delivere ay’s hardw “malw rs of conte nabled tod nd behavio ons have e patterns a se innovati vices. The t verticals. endpoint de ogy marke ous technol oss numer nt Program acr nforceme nsing sing and E ructive lice an’s Licen and const an has 2. Finj d amicable rties. Finj sis, to hol st of both pa and a limited ba best intere h litigation willing, on is in the ome throug d Finjan is pen dialogue mpanies, s t, M86, an lieves an o hnology co Microsof ons and be are and tec sees include discussi five softw ntial licen s patents to non-confide licensed it rtion. Our ut any asse others witho ia 94303 to, Californ ast Palo Al Suite 600 E rsity Ave., invite them to engage in a dialogue 2000 Unive Best Practices We then hold a number of in person and online meetings to discuss the legal and technical merits of a license Negotiate to agreement 80% Scope of license • “Fair value” terms • Pricing protections We either negotiate ► MARGINS: >85% to agreement or commence litigation District Court litigation 20% Global peace • “Full Value” damages • Pricing protections ► MARGINS: 60-80% Table of Contents UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 ___________ FORM 10-K ___________ Mark One) ý ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 For Fiscal Year Ended: December 31, 2016 OR ¨ TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 For the transition period from to Commission file number: 001-33304 ___________ FINJAN HOLDINGS, INC. (Exact name of registrant as specified in its charter) ___________ Delaware 20-4075963 (State or other jurisdiction of (I.R.S. Employer incorporation or organization) Identification No.) 2000 University Avenue, Suite 600, East Palo Alto, CA 94303 (Address of principal executive offices) (Zip Code) Registrant’s telephone number, including area code: 650-282-3228 Securities registered pursuant to Section 12(b) of the Act: None When completed, we communicate the news with our stakeholders Securities registered pursuant to Section 12(g) of the Act: Common Stock, par value $0.0001 per share Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act. Yes ¨ No ý Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or 15(d) of the Exchange Act. Yes ¨ No ý Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ý No ¨ Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files). Yes ý No ¨ Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K (§229.405 of this chapter) is not contained herein, and will not be contained, to the best of registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. ¨ Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer or a smaller reporting company. See the definitions of the “large accelerated filer,” “accelerated filer,” “non-accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one): Large accelerated filer ¨ Accelerated filer ¨ Non-accelerated filer ¨ (Do not check if a smaller reporting company) Smaller reporting company ý Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes ¨ No ý As of June 30, 2016, there were 22,806,609 shares of the registrant’s common stock, par value $0.0001 per share, issued and outstanding. Of these, 17,658,670 shares were held by non-affiliates of the registrant. The market value of securities held by non-affiliates was $32,138,779 as of June 30, 2016, based on the closing price of $1.82 for the registrant’s common stock on June 30, 2016. As of March 23, 2017, there were 23,139,216 shares of the registrant’s common stock, par value $0.0001 per share, issued and outstanding. DOCUMENTS INCORPORATED BY REFERENCE: Portions of Finjan Holdings, Inc.’s Proxy Statement in connection with its Annual Meeting of Stockholders to be held in 2017 are incorporated by reference into Part III of this report. 7 © 2018 Finjan Holdings, Inc. ALL RIGHTS RESERVED finjan Cybersecurity
NASDAQ: FNJN

# Finjan Licensing Results Accelerating Since 2015

REVENUE


$5,958
$18,387
$50,484
$82,300
2015
2016
2017
1H 2018

**1YR**

AVG DURATION: INITIAL MEETING TO SIGNED AGREEMENT

**14**

LICENSE AGREEMENTS ACHIEVED OVER LAST 3 YRS

- ENDPOINT SECURTY
- NETWORK SECURTY
- SECURITY & VULNERABILITY MANAGEMENT
- WEB SECURITY

Large market opportunity remains

Finjan Blue assets largely unlicensed

**>20**

Active licenses negotiations; additional prospects still in analysis stages

8
© 2018 Finjan Holdings, Inc. ALL RIGHTS RESERVED

finjan Cybersecurity
NASDAQ: FNJN

# Marquee List of Licensees

## 20+ Licensees, >$350M in Contracted Licensing Fees, Accelerating Program

| Licensed | | In Process | | Untapped Potential |
|---|---|---|---|---|
| $164M | $187M | Est. $200M - $400M | | $ $ $ $ |
| Microsoft<br>Secure Comp.<br>M86 Security<br>Trustwave<br>Webroot<br>McAfee | Websense<br>Proofpoint<br>Avast/AVG<br>F5 Networks<br>FireEye<br>Sophos | Litigation<br>ESET<br>Palo Alto<br>Juniper<br>Cisco<br>Zscaler | Licensing<br>Undisclosed licensing pipeline, 20+ companies | |
| 5+ Licensees<br>8 years | 15+ Licensees<br>4 years | 20+ Licensees<br>4 years | | |
| 2005 - 2013 | 2014 - 2018 | 2019 - 2022 | | 2022 - Beyond |

Private Company / Public Company

Market Segments:
- Endpoint
- Web Gateway
- Network Security
- Web Application Security

Notes: Select list of licensees and defendants, IDC for market segmentations, company estimates

9
© 2018 Finjan Holdings, Inc. ALL RIGHTS RESERVED

NASDAQ: FNJN Select Litigation Catalysts SDCA Germany Nullity (validity): November 2018 Judge Cathy Ann Markman heard SDCA Trial scheduled for May 6, 2019 Bencivengo NDCA Willfulness reinstated; Jury Trial: June 1, 2020 Judge Beth Labson Freeman Markman heard NDCA Appeals heard at Federal District on Fed Circuit clears ‘408 Patent and awards Judge Phyllis J. Hamilton June 6, 2018 costs; Remains stayed NDCA Markman: March 1, 2019 Case initiated August 4, 2017 Judge Beth Labson Freeman Jury Trial: May 3, 2021 NDCA Case initiated August 16, 2017; Judge Haywood S. Gilliam, Jury Trial: TBA Markman heard Jr. NDCA Case initiated September 29, 2017 Jury Trial: December 10, 2018 Judge William H. Alsup NDCA Markman: March 25, 2019 Case initiated on December 5, 2017 Judge Jon S. Tigar Jury Trial: TBA NDCA Markman: May 3, 2019 Case initiated on May 3, 2018 Judge William H. Orrick, III Jury Trial: January 25, 2021 10 © 2018 Finjan Holdings, Inc. ALL RIGHTS RESERVED

NASDAQ: FNJN Durability and Viability of Finjan Patents 11 © 2018 Finjan Holdings, Inc. ALL RIGHTS RESERVED

NASDAQ: FNJN

# Finjan Mobile + Avira

- Wholly owned subsidiary formed in June 2015
- Offers an integrated VPN with best in class web scanning
- Recent rebranding from VitalSecurity® VPN to InvinciBull™
- Developing its own patent portfolio
  - First patent issued Jan 2017: US Pat. No. 9,554,279
  - Five pending US patents & two pending international patents
- Technology partnership with Avira and acquisition of customer base from Anonymizer


INVINCIBULL
Google
Settings
InvinciBull
Launch Date:
Sept. 2018
>1M
DOWNLOADS
& COUNTING
App Store
Google play

12
© 2018 Finjan Holdings, Inc. ALL RIGHTS RESERVED

finjan Cybersecurity
NASDAQ: FNJN

# JVP Investment

- November 2013, Finjan made a $5M commitment to invest in a cybersecurity fund managed by Jerusalem Venture Partners ("JVP")
  - $2.8M has been invested to date
  - $2.2M commitment remains unfunded and may be drawn in the future
  - $800k cash realized
- Limited partner in early-stage cybersecurity technology companies
  - 11 portfolio investments
  - 2 early exits to PayPal and Huawei
- Enables Finjan access to cutting-edge security trends through highly collaborative discussions with JVP and portfolio companies

CYACTIVE Future Proof Security → PayPal 2015

hexatier Secure, Comply, Go! → HUAWEI 2016

JVP'S CYBERSECURITY PORTFOLIO

AppDome, CORONET, MORPHISEC Polymorphic Cyber Defense, SCADAfence, SECBI, SECRET DOUBLE OCTOPUS, SECRET SKY, source DEFENSE, THETARAY, upsonit, 1touch.io Discovery. Mapping. Flow.

13
© 2018 Finjan Holdings, Inc. ALL RIGHTS RESERVED

NASDAQ: FNJN Strong Cash Position; Sustained Revenue Growth ROE 56% 90000 $83,200 80000 * ROE 49% $65,014 70000 60000 EPS $50,484 $1.31 50000 $41,169 40000 EPS ROE (12%) ROE 7% $0.90 30000 $17,505 ROE (18%) $18,115 20000 $13,678 EPS $4,998 $6,101 $4,687 10000 $0.02 0 2014 2015 2016 2017 1H 2018 Cash Revenue *Includes redemption and retirement of $13.6M remaining Series A-1 Preferred Shares 14 © 2018 Finjan Holdings, Inc. ALL RIGHTS RESERVED

NASDAQ: FNJN Investor Summary Key Statistics (as of June 30, 2018) Ticker FNJN (NASDAQ) Stock Price $3.40 52-Week Trading Range $1.66 - $5.07 Market Cap $111.4M 2017 EPS $0.90 Common Shares Outstanding 27.2M Current Cash as of 2Q18 $65M Debt/Preferred Shares $0 Share Repurchase Program $2M repurchased 15 © 2018 Finjan Holdings, Inc. ALL RIGHTS RESERVED

NASDAQ: FNJN Contact Us www.finjan.com @FinjanHoldings Vanessa Winter Director of Investor Relations Linkedin.com/company/finjan Finjan Holdings, Inc. 650-282-3245 Facebook.com/FinjanHoldings vanessa@finjan.com 2000 University Ave., Suite 600 E. Palo Alto, CA 94303 16 © 2018 Finjan Holdings, Inc. ALL RIGHTS RESERVED